Exhibit 24(b)(8.135)

SEVENTH AMENDMENT

TO SELLING AND SERVICES AGREEMENT

This Seventh Amendment to Selling and Services Agreement (“Amendment”) is entered into by and among Legg Mason Investor Services, LLC (the “Distributor”), Voya Retirement Insurance and Annuity Company (formerly ING Life Insurance and Annuity Company) (“VRIAC”), Voya Institutional Plan Services, LLC (formerly ING Institutional Plan Services, LLC) (“Voya Institutional”) and Voya Financial Partners, LLC (formerly ING Financial Advisers, LLC) (“Voya Financial” collectively with VRIAC and Voya Institutional “Voya”), and with the Distributor (the “Parties”).

WHEREAS, the Parties entered into a Selling and Services Agreement dated February 1, 200l, as amended December 31, 2004, August 5, 2009, December 4, 2009, March 1, 2011, November l, 2011 and September 19, 2012 (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement;

WHEREAS, the Parties desire to amend the Agreement;

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, the Parties agree as follows:

1.    Appendix I of this Amendment, attached hereto, supersedes and replaces in its entirety the Appendix I of the Agreement. Voya's compensation will be as shown in Appendix I.

2.    Schedule A of this Amendment, attached hereto, supersedes and replaces in its entirety the Schedule A of the Agreement. Voya's compensation will be as shown in Schedule A.

3.    Anti-Bribery & Corruption.  The Parties represent and warrant that they understand the requirements of all applicable laws, rules or regulations relating to bribery and corruption both in the Parties' home jurisdictions and in any other jurisdictions which may have a connection to the services performed by the Parties in connection with this Agreement. Voya further represents and warrants that it will fully and faithfully comply with all requirements of such laws, rules or regulations in connection with all activities under or in any way connected with this Agreement and such requirements that the Distributor may notify to Voya.

4.         Notices.  Notices required by this Agreement should be sent as follows:

Voya:                                              c/o         VRIAC/Voya Financial

Attn:      Jacqueline Salamon

Fax:       860-580-4934

Distributor:                                       c/o Legg Mason

100 Stamford Place, 5th Floor Stamford, CT 06902

Attn:      Business Implementation

Fax:       877-563-3019

5.           Effectiveness of Payment Obligations. No compensation, fees or payment obligations contemplated by this Agreement will accrue until the date that the Agreement is executed by the Distributor.

6.           Other Terms. Other than the foregoing, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are ratified and confirmed in all respects by the Parties to this Amendment.

For the purpose of referring to this Amendment, the date of this Amendment shall be the date of acceptance by Legg Mason Investor Services, LLC.

Legg Mason Investor Services, LLC                            Voya Retirement Insurance and Annuity Company

By:	/s/Michael P. Mattera	By:	/s/Lis Gilarde
Name:	Michael P. Mattera	Name:	Lisa Gilarde
Title:	Director	Title:	Vice President
Date:	12/17/14	Date:	11/25/14

Western Asset Management Company                         Voya Institutional Plan Services, LLC

(solely as a limited party for the purpose of approving

those fee payment obligations allocated to Distributor

on behalf of the Western Asset family of funds)

By:	/s/Michael A. Van Raaphorst	By:	/s/Lisa Gilarde
Name:	Michael A. Van Raaphorst	Name:	Lisa Gilarde
Title:	Head of New York Operations/	Title:	Vice President
	Client Service/Marketing	Date:	11/25/14

Voya Financial Partners, LLC

By:	/s/James Nichols IV
Name:	James Nichols IV
Title:	President and Chief Executive Officer
Date:	12/2/14

APPENDIX I

The following funds and shares of funds are attributable only to those Plans for which Voya Institutional serves as recordkeeper and that hold those shares of funds as of the date of this Amendment or to those Plans previously record kept on the Voya Institutional recordkeeping system (Heritage Citistreet) and are now record kept by another Voya affiliated platform.

The Pricing Below is Applicable to the 401(k) Advisor Program Only:

Legg Mason Class D - Funds with annual compensation on assets comprised or recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
QS Batterymarch S&P 500 Index Fund	D	SBSDX	52469H719

Western Asset Money Market Funds -Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Western Asset Government Reserves	A	SMGXX	52470R847

The Pricing Below is Applicable to the Class A Grandfathered (k)Choice Program Plans Only:

Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
QS Batterymarch S&P 500 Index Fund	A	SBSPX	52469H727

Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps and $xx per participant account.

Fund Name	Class	Ticker	CUSIP
ClearBridge Aggressive Growth Fund	A	SHRAX	52468C109
ClearBridge All Cap Value Fund	A	SHFVX	52469C108
ClearBridge Appreciation Fund	A	SHAPX	52468E105
ClearBridge Equity Income Fund	A	SOPAX	52469H636
ClearBridge International Value Fund	A	SBIEX	52469X607
ClearBridge Large Cap Growth Fund	A	SBLGX	52469H826
ClearBridge Large Cap Value Fund	A	SINAX	52470J100
ClearBridge Mid Cap Core Fund	A	SBMAX	52469H768
ClearBridge Small Cap Growth Fund	A	SASMX	52470H815
ClearBridge Small Cap Value Fund	A	SBVAX	52469G513
ClearBridge Tactical Dividend Income Fund	A	CFLGX	52469H545
Legg Mason Investment Counsel Financial Services Fund	A	SBFAX	52469R105
Legg Mason Investment Counsel Social Awareness Fund	A	SSIAX	52469A102
QS Batterymarch Global Equity Fund	A	CFIPX	52469H487
QS Batterymarch U.S. Small Capitalization Equity Fund	A	LMBAX	524686433

QS Legg Mason Lifestyle Allocation 30%	A	SBCPX	52467P853
QS Legg Mason Lifestyle Allocation 50%	A	SBBAX	52467P804
QS Legg Mason Lifestyle Allocation 70%	A	SCGRX	52467P812
QS Legg Mason Lifestyle Allocation 85%	A	SCHAX	52467P762
Western Asset Corporate Bond Fund	A	SIGAX	52469F317
Western Asset Global High Yield Bond Fund	A	SAHYX	52469F465
Western Asset Global Strategic Income Fund	A	SDSAX	52469F754
Western Asset Mortgage Backed Securities Fund	A	SGVAX	52469F366
Western Asset Short Duration High Income Fund	A	SHIAX	52469F630
Western Asset Short-Term Bond Fund	A	SBSTX	52469E500

Western Asset Class A - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Western Asset Core Bond Fund	A	WABAX	957663495
Western Asset Core Plus Bond Fund	A	WAPAX	957663461
Western Asset Global Government Bond Fund	A	WAOAX	957663263
Western Asset Global Multi-Sector Fund	A	WALAX	957663438
Western Asset High Yield Fund	A	WAYAX	957663396
Western Asset Inflation Indexed Plus Bond Fund	A	WAFAX	957663362
Western Asset Intermediate Bond Fund	A	WATAX	957663339
Western Asset Total Return Unconstrained Fund	A	WAUAX	957663230

SCHEDULE A

Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
ClearBridge Aggressive Growth Fund	A	SHRAX	52468C109
ClearBridge All Cap Value Fund	A	SHFVX	52469C108
ClearBridge Appreciation Fund	A	SHAPX	52468E105
ClearBridge Equity Fund	A	LMQAX	524695202
ClearBridge Equity Income Fund	A	SOPAX	52469H636
ClearBridge International Value Fund	A	SBIEX	52469X607
ClearBridge Large Cap Growth Fund	A	SBLGX	52469H826
ClearBridge Large Cap Value Fund	A	SINAX	52470J100
ClearBridge Mid Cap Core Fund	A	SBMAX	52469H768
ClearBridge Mid Cap Growth Fund	A	LBGAX	52467P564
ClearBridge Small Cap Growth Fund	A	SASMX	52470H815
ClearBridge Small Cap Value Fund	A	SBVAX	524690513
ClearBridge Tactical Dividend Income Fund	A	CFLGX	52469H545
Legg Mason Investment Counsel Financial Services Fund	A	SBFAX	52469R105
Legg Mason Investment Counsel Social Awareness Fund	A	SSIAX	52469A102
Permal Alternative Core Fund	A	LPTAX	52470J316
QS Batterymarch Global Equity Fund	A	CFIPX	52469H487
Western Asset Adjustable Rate Income Fund	A	ARMZX	52468A608
Western Asset Corporate Bond Fund	A	SIGAX	52469F317
Western Asset Emerging Markets Debt Fund	A	LWEAX	52469L694
Western Asset Global High Yield Bond Fund	A	SAHYX	52469F465
Western Asset Global Strategic Income Fund	A	SDSAX	52469F754
Western Asset Mortgage Backed Securities Fund	A	SGVAX	52469F366
Western Asset Short Duration High Income Fund	A	SHIAX	52469F630
Western Asset Short-Term Bond Fund	A	SBSTX	52469E500

Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
ClearBridge Global Growth Trust	A	LGGAX	524686540
ClearBridge Special Investment Trust	A	LMSAX	524686482
ClearBridge Value Trust	A	LGVAX	524686623
Legg Mason BW Absolute Return Opportunities Fund	A	LROAX	524686722
Legg Mason BW Diversified Large Cap Value Fund	A	LBWAX	524686789
Legg Mason BW Global Opportunities Bond Fund	A	GOBAX	524686383
Legg Mason BW International Opportunities Bond Fund	A	LWOAX	524686656
Legg Mason Opportunity Trust	A	LGOAX	524708107
QS Batterymarch Emerging Markets Fund	A	LMRAX	524686177
QS Batterymarch International Equity Fund	A	LMEAX	524686292
QS Batterymarch U.S. Small Capitalization Equity Fund	A	LMBAX	524686433
QS Legg Mason Strategic Real Return Fund	A	LRRAX	524686607

Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
QS Batterymarch S&P 500 lndex Fund	A	SBSPX	52469H727
QS Legg Mason Lifestyle Allocation 30%	A	SBCPX	52467P853
QS Legg Mason Lifestyle Allocation 50%	A	SBBAX	52467P804
QS Legg Mason Lifestyle Allocation 70%	A	SCGRX	52467P812
QS Legg Mason Lifestyle Allocation 85%	A	SCHAX	52467P762

Western Asset Class A - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Western Asset Core Bond Fund	A	WABAX	957663495
Western Asset Core Plus Bond Fund	A	WAPAX	957663461
Western Asset Global Government Bond Fund	A	WAOAX	957663263
Western Asset Global Multi-Sector Fund	A	WALAX	957663438
Western Asset High Yield Fund	A	WAYAX	957663396
Western Asset Inflation Indexed Plus Bond Fund	A	WAFAX	957663362
Western Asset Intermediate Bond Fund	A	WATAX	957663339
Western Asset Total Return Unconstrained Fund	A	WAUAX	957663230

Legg Mason Class C - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
ClearBridge Aggressive Growth Fund	C	SAGCX	52468C307
ClearBridge All Cap Value Fund	C	SFVCX	52469C306
ClearBridge Appreciation Fund	C	SAPCX	52468E303
ClearBridge Equity Fund	C	LMQCX	524695400
ClearBridge Equity Income Fund	C	SBPLX	52469H610
ClearBridge GlobaJ Growth Trust	C	LMGTX	524686532
ClearBridge International Value Fund	C	SBICX	52469X805
ClearBridge Large Cap Growth Fund	C	SLCCX	52469H792
ClearBridge Large Cap Value Fund	C	SINOX	52470J308
ClearBridge Mid Cap Core Fund	C	SBMLX	52469H743
ClearBridge Mid Cap Growth Fund	C	LBGCX	52467P556
ClearBridge Small Cap Growth Fund	C	SCSMX	52470H781
ClearBridge Small Cap Value Fund	C	SBVLX	52469G489
ClearBridge Special Investment Trust	C	LMASX	524686474
ClearBridge Tactical Dividend Income Fund	C	SMDLX	52469H529
ClearBridge Value Trust	C	LMVTX	524686615
Legg Mason BW Absolute Return Opportunities Fund	C	LAOCX	524686128
Legg Mason BW Diversified Large Cap Value Fund	C	LBWCX	524686771
Legg Mason BW Global Opportunities Bond Fund	C	LGOCX	524686144
Legg Mason BW International Opportunities Bond Fund	C	LIOCX	524686136

Legg Mason Investment Counsel Financial Services Fund	C	SFSLX	52469R303
Legg Mason Investment Counsel Social Awareness Fund	C	SESLX	52469A300
Legg Mason Opportunity Trust	C	LMOPX	52470B206
Permal Alternative Core Fund	C	LPTCX	52470J290
QS Batterymarch Emerging Markets Fund	C	LMEMX	524686235
QS Batterymarch Global Equity Fund	C	SILLX	52469H461
QS Batterymarch International Equity Fund	C	LMGEX	524686284
QS Legg Mason Strategic Real Return Fund	C	LRRCX	524686706
Western Asset Adjustable Rate Income Fund	C	LWAIX	52468A848
Western Asset Corporate Bond Fund	C	LWBOX	52468A814
Western Asset Emerging Markets Debt Fund	C	WAEOX	52469L561
Western Asset Global High Yield Bond Fund	C	LWGOX	52468A798
Western Asset Global Strategic Income Fund	C	LWSIX	52468A749
Western Asset Mortgage Backed Securities Fund	C	LWMSX	52468A764
Western Asset Short Duration High Income Fund	C	LWHIX	52468A772
Western Asset Short-Term Bond Fund	C	LWSOX	52468A756

Legg Mason Class C - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
QS Legg Mason Lifestyle Allocation 30%	C	LWLAX	52470J159
QS Legg Mason Lifestyle Allocation 50%	C	SCBCX	52467P879
QS Legg Mason Lifestyle Allocation 70%	C	SCGCX	52467P788
QS Legg Mason Lifestyle Allocation 85%	C	SCHCX	52467P747

Western Asset Class C - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Western Asset Core Bond Fund	C	WABCX	957663487
Western Asset Core Plus Bond Fund	C	WAPCX	957663453
Western Asset Global Government Bond Fund	C	WAOCX	957663255
Western Asset Global Multi-Sector Fund	C	WALCX	957663420
Western Asset High Yield Fund	C	WAYCX	957663388
Western Asset Inflation Indexed Plus Bond Fund	C	WAFCX	957663354
Western Asset Intermediate Bond Fund	C	WATCX	957663321

Legg Mason Class C1 - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Legg Mason BW Absolute Return Opportunities Fund	C1	LROCX	524686714
Legg Mason BW Global Opportunities Bond Fund	C1	GOBCX	524686375
Legg Mason BW International Opportunities Bond Fund	C1	LWOCX	524686649
Western Asset Adjustable Rate Income Fund	C1	ARMGX	52468A806

Western Asset Corporate Bond Fund	C1	SBILX	52469F283
Western Asset Emerging Markets Debt Fund	C1	LWECX	52469L686
Western Asset Global High Yield Bond Fund	C1	SHYCX	52469F440
Western Asset Global Strategic Income Fund	C1	SDSIX	52469F739
Western Asset Mortgage Backed Securities Fund	C1	SGSLX	52469F341
Western Asset Short Duration High Income Fund	C1	SHICX	52469F614
Western Asset Short-Term Bond Fund	C1	SSTLX	52469E708

Legg Mason Class C1 - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
QS Legg Mason Lifestyle Allocation 30%	C1	SBCLX	52467P838

Legg Mason Class D - Funds with annual compensation on assets comprised of recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
QS Batterymarch S&P 500 Index Fund	D	SBSDX	52469H719

Legg Mason Class FI - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
ClearBridge Global Growth Trust	FI	LMGFX	524686516
ClearBridge Special Investment Trust	FI	LGASX	524686458
ClearBridge Value Trust	FI	LMVFX	524686565
Legg Mason BW Absolute Return Opportunities Fund	FI	LBAFX	524686698
Legg Mason BW Global Opportunities Bond Fund	FI	GOBFX	524686326
Legg Mason BW International Opportunities Bond Fund	FI	LWOFX	524686300
Legg Mason Opportunity Trust	FI	LMOFX	52470B404
QS Batterymarch Emerging Markets Fund	FI	LGFMX	524686219
QS Batterymarch International Equity Fund	FI	LGFEX	524686268

Western Asset Class FI - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xbps.

Fund Name	Class	Ticker	CUSIP
Western Asset Core Bond Fund	FI	WAPIX	957663404
Western Asset Core Plus Bond Fund	FI	WACIX	957663602
Western Asset Enhanced Equity Fund	FI	TBD	957663784
Western Asset Global Government Bond Fund	FI	TBD	957663859
Western Asset Global Multi-Sector Fund	FI	WGMFX	957663727
Western Asset High Yield Fund	FI	TBD	957663834
Western Asset Intermediate Bond Fund	FI	WAIFX	957663800
Western Asset Money Market Fund	FI	TBD	957663768
Western Asset Total Return Unconstrained Fund	FI	WARIX	957663693
Western Asset US Govt Money Market Fund	FI	TBD	957663743

Legg Mason Class I -Funds with annual compensation on assets comprised of recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
ClearBridge Aggressive Growth Fund	I	SAGYX	52468C406
ClearBridge All Cap Value Fund	I	SFVYX	52469C405
ClearBridge Appreciation Fund	I	SAPYX	52468E402
ClearBridge Equity Fund	I	LMQIX	524695509
ClearBridge Equity Income Fund	I	SOPYX	52469H594
ClearBridge International Value Fund	I	SBIYX	52469X888
ClearBridge Large Cap Growth Fund	I	SBLYX	52469H784
ClearBridge Large Cap Value Fund	I	SAIFX	52470J407
ClearBridge Mid Cap Core Fund	I	SMBYX	52469H735
ClearBridge Mid Cap Growth Fund	I	LBGIX	52467P531
ClearBridge Small Cap Growth Fund	I	SBPYX	52470H765
ClearBridge Small Cap Value Fund	I	SMCYX	52469G471
ClearBridge Tactical Dividend Income Fund	I	LADIX	52469H511
Legg Mason Investment Counsel Financial Services Fund	I	LMRIX	52469R402
Legg Mason Investment Counsel Social Awareness Fund	I	LMRNX	52469A409
Permal Alternative Core Fund	I	LPTIX	52470J274
QS Batterymarch Global Equity Fund	I	SMYIX	52469H453
Western Asset Adjustable Rate Income Fund	I	SBAYX	52468A889
Western Asset Corporate Bond Fund	I	SIGYX	52469F275
Western Asset Emerging Markets Debt Fund	I	SEMDX	52469F481
Western Asset Global Strategic Income Fund	I	SDSYX	52469F721
Western Asset Mortgage Backed Securities Fund	I	SGSYX	52469F333
Western Asset Short-Term Bond Fund	I	SBSYX	52469E807
Western Asset Short Duration High Income Fund	I	SHIYX	52469F598

Legg Mason Class I -Funds with annual compensation on assets comprised of recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Legg Mason BW Absolute Return Opportunities Fund	I	LROIX	524686672
Legg Mason BW Diversified Large Cap Value Fund	I	LBWIX	524686755
Legg Mason BW Global Opportunities Bond Fund	I	GOBIX	524686334
Legg Mason BW International Opportunities Bond Fund	I	LWOIX	524686409
QS Legg Mason Lifestyle Allocation 30%	I	LMGIX	52467P820
QS Legg Mason Lifestyle Allocation 50%	I	LMEIX	52467P861
QS Legg Mason Lifestyle Allocation 70%	I	LLAIX	52467P770
QS Legg Mason Lifestyle Allocation 85%	I	LANIX	52467P739
Western Asset Global High Yield Bond Fund	I	SHYOX	52469F432
Western Asset Short Term Yield Fund	I	WTYIX	52468A863

Legg Mason Class I - Funds with annual compensation on assets comprised of recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
ClearBridge Global Growth Trust	I	LMGNX	524686524
ClearBridge Special Investment Trust	I	LMNSX	524686466
ClearBridge Value Trust	I	LMNVX	524686573
Legg Mason Opportunity Trust	I	LMNOX	52470B305
QS Batterymarch Emerging Markets Fund	I	LGEMX	524686227
QS Batterymarch International Equity Fund	I	LGIEX	524686276
QS Batterymarch U.S. Small Capitalization Equity Fund	I	LMSIX	524686359
QS Legg Mason Strategic Real Return Fund	I	LRRIX	524686888

Western Asset Class I -Funds with annual compensation on assets comprised of recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Western Asset Asian Opportunities Fund	I	LWAOX	957663529
Western Asset Core Bond Fund	I	WATFX	957663305
Western Asset Core Plus Bond Fund	I	WACPX	957663503
Western Asset Enhanced Equity Fund	I	TBD	957663792
Western Asset Global Government Bond Fund	I	WAFIX	957663867
Western Asset Global Multi-Sector Fund	I	WGMIX	957663735
Western Asset High Yield Fund	I	WAHYX	957663842
Western Asset Inflation Indexed Plus Bond Fund	I	WAIIX	957663883
Western Asset Intermediate Bond Fund	I	WATIX	957663701
Western Asset Macro Opportunities Fund	I	LAOIX	95768D400
Western Asset Money Market Fund	I	TBD	957663776
Western Asset Total Return Unconstrained Fund	I	WAARX	957663719
Western Asset US Govt Money Market Fund	I	TBD	957663750

Legg Mason Class IS -Funds with no annual compensation.

Fund Name	Class	Ticker	CUSIP
ClearBridge Aggressive Growth Fund	IS	LSIFX	52468C703
ClearBridge All Cap Value Fund	IS	LSISX	52469C504
ClearBridge Appreciation Fund	IS	LMESX	52468E709
ClearBridge Energy MLP & Infrastructure Fund	IS	LCPSX	52471R655
ClearBridge Equity Income Fund	IS	LCBEX	52471R796
ClearBridge International Value Fund	IS	LSIUX	52469X870
ClearBridge Large Cap Growth Fund	IS	LSITX	52469H255
ClearBridge Large Cap Value Fund	IS	LMLSX	52470J605
ClearBridge Mid Cap Core Fund	IS	LSIRX	52469H263
ClearBridge Mid Cap Growth Fund	IS	LCMIX	52467P440
ClearBridge Select Fund	IS	LCSSX	52467P473
ClearBridge Small Cap Growth Fund	IS	LMOIX	52470H666
ClearBridge Small Cap Value Fund	IS	LCBIX	52471R697
ClearBridge Tactical Dividend Income Fund	IS	LCBDX	52471R747

Legg Mason BW Absolute Return Opportunities Fund	IS	LROSX	524686664
Legg Mason BW Alternative Credit Fund	IS	LMAMX	52471E811
Legg Mason BW Diversified Large Cap Value Fund	IS	LBISX	524686730
Legg Mason BW Global High Yield Fund	IS	LMZIX	524686151
Legg Mason BW Global Opportunities Bond Fund	IS	GOBSX	524686318
Legg Mason BW International Opportunities Bond Fund	IS	LMOTX	524686508
Miller Income Opportunity Trust	IS	LMCMX	52471E746
Permal Alternative Core Fund	IS	LPTSX	52470J266
Permal Alternative Select Fund	IS	PASQX	52471R523
QS Batterymarch Emerging Markets Fund	IS	LGMSX	524686193
QS Batterymarch International Equity Fund	IS	LIESX	524686243
QS Batterymarch Managed Volatility Global Dividend Fund	IS	LDIFX	52471R705
QS Batterymarch Managed Volatility International Dividend Fund	IS	LDIVX	52471R846
QS Batterymarch U.S. Large Cap Equity Fund	IS	LMISX	52469H289
QS Batterymarch U.S. Small Capitalization Equity Fund	IS	LMBMX	524686391
QS Legg Mason Strategic Real Return Fund	IS	LRRSX	524686870
Western Asset Adjustable Rate Income Fund	IS	ARMLX	52470V830
Western Asset Emerging Markets Debt Fund	IS	LWISX	52469L678
Western Asset Global High Yield Bond Fund	IS	LWGSX	52468A723
Western Asset Global Strategic Income Fund	IS	WAGIX	52470V822
Western Asset Short-Term Bond Fund	IS	LWSTX	52468A731
Western Asset Short Term Yield Fund	IS	TBD	52468A855

Western Asset Class IS - Funds with no annual compensation.

Fund Name	Class	Ticker	CUSIP
Western Asset Asian Opportunities Fund	IS	LWOPX	957663511
Western Asset Core Bond Fund	IS	WACSX	957663677
Western Asset Core Plus Bond Fund	IS	WAPSX	957663669
Western Asset Global Government Bond Fund	IS	WAOSX	957663560
Western Asset Global Multi-Sector Fund	IS	WGMSX	957663644
Western Asset High Yield Fund	IS	WAHSX	957663636
Western Asset Inflation Indexed Plus Bond Fund	IS	WAFSX	957663545
Western Asset Intermediate Bond Fund	IS	WABSX	957663610
Western Asset Total Return Unconstrained Fund	IS	WAASX	957663685

Legg Mason Class R - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
ClearBridge Aggressive Growth Fund	R	LMPRX	52468C505
ClearBridge Appreciation Fund	R	LMPPX	52468E501
ClearBridge Equity Income Fund	R	LMMRX	52469H271
ClearBridge Global Growth Trust	R	LMGRX	524686490

ClearBridge Large Cap Growth Fund	R	LMPLX	52469H693
ClearBridge Mid Cap Core Fund	R	LMREX	52469H172
ClearBridge Small Cap Growth Fund	R	LMPOX	52470H690
ClearBridge Special Investment Trust	R	LMARX	524686441
ClearBridge Value Trust	R	LMVRX	524686557
Legg Mason BW Absolute Return Opportunities Fund	R	LBARX	524686680
Legg Mason BW Global Opportunities Bond Fund	R	LBORX	524686367
Legg Mason BW International Opportunities Bond Fund	R	LWORX	524686631
Legg Mason Opportunity Trust	R	LMORX	52470B503
QS Batterymarch Emerging Markets Fund	R	LBERX	524686185
QS Batterymarch International Equity Fund	R	LMIRX	524686250
QS Batterymarch U .S. Small Capitalization Equity Fund	R	LMBRX	524686417

Western Asset Class R - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Western Asset Core Bond Fund	R	WABRX	957663479
Western Asset Core Plus Bond Fund	R	WAPRX	957663446
Western Asset Global Government Bond Fund	R	WAORX	957663248
Western Asset Global Multi-Sector Fund	R	WALRX	957663412
Western Asset High Yield Fund	R	WAYRX	957663370
Western Asset Inflation Indexed Plus Bond Fund	R	WAFRX	957663347
Western Asset Intermediate Bond Fund	R	WATRX	957663313
Western Asset Total Return Unconstrained Fund	R	WAURX	957663214

Legg Mason Class P - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xxbps.

Fund Name	Class	Ticker	CUSIP
Western Asset Corporate Bond Fund	P	LCBPX	52469L660

Western Asset Money Market Funds - Funds with annual compensation on assets comprised of 12b-1 (per prospectus) and recordkeeping fees of xx.xbps.

Fund Name	Class	Ticker	CUSIP
Western Asset Government Reserves	A	SMGXX	52470R847
Western Asset Liquid Reserves	A	LLAXX	52470R441